UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2019
Power Integrations, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-23441	94-3065014
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5245 Hellyer Avenue, San Jose, California	95138
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 414-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	POWI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Submission of Matters to a Vote of Security Holders
On May 22, 2019, the stockholders of Power Integrations, Inc. (“Power Integrations”) approved the Power Integrations, Inc. 2016 Incentive Award Plan, as amended and restated (the “Amended 2016 Plan”). The Amended 2016 Plan permits the grant of restricted stock unit awards, performance stock unit awards and performance cash awards to Power Integrations employees, consultants and directors. The Amended 2016 Plan is intended to help the company secure and retain the services of eligible award recipients and provide incentives for these individuals to exert maximum efforts for the success of the company and its affiliates.
The approval by the stockholders on May 22, 2019, increased the number of shares available for issuance under the 2016 Incentive Award Plan by 1,000,000 shares from 1,500,000 shares to 2,500,000 shares.
A more complete summary of the terms of the Amended 2016 Plan is set forth in the Power Integrations, Inc. Proxy Statement filed with the Securities and Exchange Commission on March 28, 2019. That summary and the foregoing description are qualified in their entirety by reference to the text of the Amended 2016 Plan, which is filed as Appendix A to the Proxy Statement.
Item 5.07.     Submission of Matters to a Vote of Security Holders
Power Integrations held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on May 22, 2019. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast for or against each matter, and the number of abstentions and broker non-votes with respect to each matter.
1. Power Integrations’ stockholders elected each of the directors proposed by Power Integrations for re-election, to serve until Power Integrations’ 2020 Annual Meeting of Stockholders or until his or her respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Withheld
Wendy Arienzo	26,956,214	77,574
Balu Balakrishnan	26,811,276	222,512
Nicholas E. Brathwaite	25,215,590	1,818,198
William L. George	26,602,259	431,529
Balakrishnan S. Iyer	26,217,955	815,833
Necip Sayiner	26,837,431	196,357
Steven J. Sharp	26,796,996	236,792
There were 1,347,994 broker non-votes for this proposal.
2. Power Integrations’ stockholders approved, on an advisory basis, a resolution approving the compensation of Power Integrations’ named executive officers, as disclosed in Power Integrations’ proxy statement. The tabulation of votes on this matter was as follows:

Shares voted for:	23,587,420
Shares voted against:	3,442,717
Shares abstaining:	3,651
Broker non-votes:	1,347,994
3. Power Integrations’ stockholders approved the amendment and restatement of the Power Integrations, Inc. 2016 Incentive Award Plan, as disclosed in Power Integrations’ proxy statement. The tabulation of votes on this matter was as follows:

Shares voted for:	26,028,868
Shares voted against:	998,369
Shares abstaining:	6,551
Broker non-votes:	1,347,994

4. Power Integrations’ stockholders ratified the selection of Deloitte & Touche LLP as the independent registered public accounting firm of Power Integrations for its fiscal year ending December 31, 2019. The tabulation of votes on this matter was as follows:

Shares voted for:	27,970,763
Shares voted against:	363,799
Shares abstaining:	47,220
Broker non-votes:	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Integrations, Inc.

By:	/s/ Sandeep Nayyar
	Name:	Sandeep Nayyar
	Title:	Chief Financial Officer

Dated:  May 24, 2019